Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Omer Regev, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Quarterly Report on Form 10-Q of NetManage, Inc. (the “Company”) for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), that, to my knowledge, the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ OMER REGEV
Name:	Omer Regev
Title:	Chief Financial Officer and Vice President of Finance
Dated:	May 15, 2008

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Periodic Report or as a separate disclosure document.